Quarterly Holdings Report
for
Fidelity® Electric Vehicles and Future Transportation ETF
March 31, 2024
EVF-NPRT3-0524
1.9903836.102
Common Stocks - 100.0%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 39.1%
Automobile Components - 14.7%
Adient PLC (a)	18,928	623,110
Aptiv PLC (a)	15,514	1,235,690
Forvia SE (a)	40,826	619,714
Lear Corp.	6,361	921,582
Luminar Technologies, Inc. (a)	158,263	311,778
Mobileye Global, Inc. (a)	18,115	582,397
Valeo SA	50,465	631,681
Visteon Corp. (a)	5,660	665,673
		5,591,625
Automobiles - 19.1%
BYD Co. Ltd. (H Shares)	50,500	1,300,820
Li Auto, Inc. Class A (a)	57,400	889,627
Lucid Group, Inc. Class A (a)	189,820	540,987
NIO, Inc. sponsored ADR (a)	152,156	684,702
Polestar Automotive Holding UK PLC ADR (a)	168,468	259,441
Rivian Automotive, Inc. (a)	76,004	832,244
Tesla, Inc. (a)	8,499	1,494,039
XPeng, Inc. Class A (a)	163,700	671,412
Yadea Group Holdings Ltd. (b)	340,000	550,850
		7,224,122
Household Durables - 4.7%
Garmin Ltd.	8,779	1,306,930
JVCKENWOOD Holdings, Inc.	76,300	467,848
		1,774,778
Specialty Retail - 0.6%
EVgo, Inc. Class A (a)	97,161	243,874
TOTAL CONSUMER DISCRETIONARY		14,834,399
INDUSTRIALS - 21.8%
Electrical Equipment - 12.4%
Alfen Beheer BV (a)(b)	8,552	461,808
Bloom Energy Corp. Class A (a)	61,134	687,146
ChargePoint Holdings, Inc. Class A (a)	180,603	343,146
Doosan Fuel Cell Co. Ltd. (a)	24,789	379,315
LG Energy Solution (a)	3,317	989,248
Plug Power, Inc. (a)	153,954	529,602
Sensata Technologies, Inc. PLC	22,007	808,537
SK IE Technology Co. Ltd. (a)(b)	9,068	492,383
		4,691,185
Ground Transportation - 6.9%
Lyft, Inc. (a)	48,552	939,481
Uber Technologies, Inc. (a)	21,583	1,661,675
		2,601,156
Machinery - 2.5%
Blue Bird Corp. (a)	10,817	414,724
Nikola Corp. (a)	518,468	539,207
		953,931
TOTAL INDUSTRIALS		8,246,272
INFORMATION TECHNOLOGY - 34.2%
Electronic Equipment, Instruments & Components - 3.5%
Samsung SDI Co. Ltd.	3,789	1,343,916
Semiconductors & Semiconductor Equipment - 30.7%
Allegro MicroSystems LLC (a)	15,373	414,456
Analog Devices, Inc.	8,814	1,743,321
Diodes, Inc. (a)	7,952	560,616
indie Semiconductor, Inc. (a)	55,567	393,414
Infineon Technologies AG	37,202	1,266,215
Lattice Semiconductor Corp. (a)	10,595	828,847
Lx Semicon Co. Ltd.	5,568	332,115
Melexis NV	5,251	426,182
NXP Semiconductors NV	5,935	1,470,515
ON Semiconductor Corp. (a)	15,179	1,116,415
SiTime Corp. (a)	4,676	435,943
Skyworks Solutions, Inc.	9,014	976,396
STMicroelectronics NV (Italy)	25,337	1,092,780
Synaptics, Inc. (a)	5,828	568,580
		11,625,795
TOTAL INFORMATION TECHNOLOGY		12,969,711
MATERIALS - 4.9%
Chemicals - 4.9%
Albemarle Corp.	8,017	1,056,160
Ganfeng Lithium Group Co. Ltd. (H Shares) (b)	144,880	443,352
Tianqi Lithium Corp. (H Shares)	74,200	345,096
		1,844,608
TOTAL COMMON STOCKS (Cost $48,812,415)		37,894,990

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $48,812,415)	37,894,990
NET OTHER ASSETS (LIABILITIES) - 0.0%	10,319
NET ASSETS - 100.0%	37,905,309

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,948,393 or 5.1% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	426,973	426,973	71	-	-	-	0.0%
Total	-	426,973	426,973	71	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.